SECOND AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT AND
JOINDER TO LOAN DOCUMENTS

This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND JOINDER TO LOAN DOCUMENTS (“Amendment”), dated as of February 15, 2012, is among Resource America, Inc., a Delaware corporation (“Borrower”), the Joining Guarantors identified on the signature pages hereto (“Joining Guarantors”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A., a national banking association, in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (each such financial institution, individually a “Lender” and collectively all “Lenders”).

BACKGROUND

A.      Pursuant to the terms of a certain Amended and Restated Loan and Security Agreement dated as of March 10, 2011 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders initially made available to Borrower, inter alia, a revolving line of credit and term loan (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.      The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C.      Pursuant to the Loan Agreement, certain affiliates of Borrower (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”) delivered to Agent various security and collateral documents, including, without limitation: (i) the Surety and Guaranty Agreement made by Subsidiary Guarantors in favor of Agent, (ii) the Guarantor Security Agreement made by Subsidiary Guarantors in favor of Agent, and (iii) the Subsidiary Collateral Pledge Agreement made by certain Subsidiaries in favor of Agent relating to the assets described therein, each as amended, restated, extended, supplemented or otherwise modified in writing from time to time.

D.      The Loan Agreement provides that no Subsidiary Guarantor shall create or acquire any Subsidiary unless (i) such Subsidiary becomes party to the Surety and Guaranty Agreement and Guarantor Security Agreement and (ii) the Capital Stock of such Subsidiary is pledged to Lender.

E.      Resource Financial Fund Management, Inc. has created the following Subsidiaries: Resource Income Advisors, Inc., a Delaware corporation (“Income”), Torsion Capital, LLC, a Delaware limited liability company (“Torsion Capital”) and Torsion Advisors, LLC, a Delaware limited liability company (“Advisors”).  Resource Capital Partners, II, LLC has created the following Subsidiary: Parkwin Services, LLC (“Parkwin” and together with Income, Torsion Capital and Advisors, each a “Joining Guarantor and collectively, “Joining Guarantors”).  Each Joining Guarantor is an indirect Subsidiary of Borrower and, in recognition of the benefits and privileges under the Loan Documents, each Joining Guarantor and Borrower have requested that such Joining Guarantor be permitted to join into the Loan Documents, as if an original signatory thereto, and Agent and Lender have so consented subject to the terms and conditions hereof.

F.           Borrower has requested that Agent and Lenders consent to the Apidos Transactions (as defined herein) and also modify, in certain respects, the terms of the Loan Agreement and Agent and Lenders have agreed to provide such consent and modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Joinder.

a.           Each Joining Guarantor hereby becomes a Subsidiary Guarantor under the Loan Agreement and the Loan Documents.  All references to Subsidiary Guarantors contained in the Loan Agreement and Loan Documents are hereby deemed for all purposes to also refer to and include each Joining Guarantor as a Subsidiary Guarantor and each Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Loan Documents (to which the other Subsidiary Guarantors are a party) as if an original signatory thereto.

b.           Each Joining Guarantor hereby joins in, assumes, adopts and becomes an Undersigned (as defined therein) under the Surety and Guaranty Agreement. All references to Undersigned contained in the Guaranty are hereby deemed for all purposes to also refer to and include each Joining Guarantor as an Undersigned and each Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Surety and Guaranty Agreement as if an original signatory thereto.  Each Joining Guarantor is jointly and severally liable for, and hereby guarantees and becomes surety for, the unconditional and prompt payment and performance to Secured Parties of all Obligations.

c.           Each Joining Guarantor hereby joins in, assumes, adopts and becomes a Debtor (as defined therein) under the Guarantor Security Agreement and hereby grants Agent, for the ratable benefit of Secured Parties, a security interest in all of such Joining Guarantor’s Collateral (as defined in the Guarantor Security Agreement).  All references to Debtors contained in the Guarantor Security Agreement are hereby deemed for all purposes to also refer to and include each Joining Guarantor as a Debtor and such Joining Guarantor hereby agrees to comply with all of the terms and conditions of the Guarantor Security Agreement as if an original signatory thereto.

2.           Amendment to Sponsored CDO Pledge Agreement.  Schedule I to the Sponsored CDO Pledge Agreement is hereby deleted in its entirety and replaced with Scheduled I attached to this Amendment as Exhibit A.

3.           Amendment to Loan Documents.  Upon the effectiveness of this Amendment, the Loan Documents shall be amended as follows:

a.           Section 1 of the Loan Agreement shall be amended by adding the definition of “Apidos Transactions” in the appropriate alphabetical order:

“Apidos Transactions” – Collectively, (i) the sale by Borrower and Resource Financial Fund Management, Inc. of 100% of the common Capital Stock of Apidos and (ii) consummation of the other transactions contemplated under that certain Sale and Purchase Agreement dated December 29, 2011 (“SPA”) between Borrower and CVC Capital Partners SICAV-FIS S.A.

b.           Borrower, Agent and Lender agree that notwithstanding Section 2.9(f) of the Loan Agreement, upon consummation of the Apidos Transactions, (i) the Maximum Revolving Credit Amount shall remain Seven Million Five Hundred Thousand Dollars ($7,500,000) and (ii) Borrower shall have no obligation to repay Revolving Credit Loans pursuant to Sections 2.9(d)(iii) or (f) of the Loan Agreement.

4.           Consent.  Subject to the effectiveness of this Amendment, Agent and Lenders consent to the consummation of the Apidos Transactions provided that (a) such transactions are consummated no later than June 14, 2012 and (b) at the time of the consummation, no Default or Event of Default exists.  Upon the consummation of the Apidos Transactions Agent shall, at Borrower’s sole cost and expense, execute and deliver to Borrower such documents as Borrower may reasonably request in order to release Apidos from the Surety and Guaranty Agreement and to terminate any security interests that Agent may have in any assets of Apidos, including execution of a Partial Release substantially similar to the form attached to this Amendment as Exhibit B.

5.           Covenants.  Borrower covenants and agrees that no later than the date of this Amendment, Borrower shall:

a.           Cause each of Highland Lodge Holdings, LLC, RRE Highland Lodge Manager, Inc., RSI I Manager, Inc. and RSI II Manager, Inc. to provide an opinion of counsel that each such Subsidiary is prohibited from becoming a Subsidiary Guarantor.

6.           Representations and Warranties.  Borrower represents and warrants to Agent, Issuing Bank and Lenders that:

a.           Prior Representations.  Schedule C, Schedule D, Schedule G, Schedule 5.1, Schedule 5.7, Schedule 5.10(a), Schedule 5.11(c)(ii), Schedule 5.14(a), Schedule 5.14(b), Schedule 5.17 and Schedule 7.4(a), are amended and restated in their entirety and collectively attached as Schedule A to this Amendment.  After giving effect to the amended and restated Schedules attached hereto as Schedule A to this Amendment, the representations and warranties made to Lenders in the Loan Agreement are true and correct in all material respects.

b.           Authorization. The execution and delivery by Borrower of this Amendment (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

c.           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms except as such enforceability may be limited by any federal or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time

d.           No Default.  No Default or Event of Default exists.

e.           SPA.  Borrower has delivered to Agent true and correct copies of the SPA and all amendments or modifications thereto and the SPA constitutes the valid binding and enforceable obligation of the parties thereto.

7.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral.

8.           Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on February 13, 2012, (a) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $5,303,218.00 and (b) Issuing Bank has issued Letters of Credit in the aggregate face amount of $803,057.00, in each case without any deduction, defense, setoff, claim or counterclaim of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

9.           Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its obligations under the Surety and Guaranty Agreement are ratified and confirmed and shall continue in full force and effect and shall continue to cover all Obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby. As security for the payment of the Obligations, and satisfaction by each Subsidiary Guarantor of all covenants and undertakings contained in the Loan Documents, each Subsidiary Guarantor hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of such Subsidiary Guarantor’s now owned or hereafter acquired, created or arising Collateral.

10.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

a.           Execution and delivery of this Amendment by the parties hereto;

b.           Payment to Agent for the ratable benefit of Lenders of a fully earned, non-refundable amendment fee in the amount of $25,000.00;

c.           Delivery to Agent of certified copies of (A) resolutions of the sole member(s) or board of directors, as applicable of each Joining Guarantor authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, and (B) each Joining Guarantor’s certificate of formation or incorporation (as certified by the appropriate state official) and operating agreement or by-laws, as applicable;

d.           Delivery to Agent of an incumbency certificate for each Joining Guarantor identifying all individuals authorized to execute this Amendment, with specimen signatures;

e.           Delivery to Agent of a good standing certificate for each Joining Guarantor showing such Joining Guarantor to be in good standing in its state of organization and in each other state in which it is doing and presently intends to do business;

f.           Delivery to Agent of UCC, judgment and tax lien searches with regard to Joining Guarantors (the results of which are to be satisfactory to Agent in its sole discretion);

g.           Delivery to Agent of any other agreements, documents, instruments and writings reasonably required by Agent to evidence and perfect Agent’s liens and security interest in the Collateral of each Joining Guarantor;

h.           Filing of UCC Financing Statements against Joining Guarantors; and

i.           Payment by Borrower of all of Agent’s Expenses.

11.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

12.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

13.           Duplicate Originals.  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

14.           Release.  As further consideration for the agreement of Agent, Issuing Bank and Lenders to enter into this Amendment, Borrower (and by its execution below, each Subsidiary Guarantor) hereby waives, releases, and discharges Agent, Issuing Bank and each Lender, all affiliates of Agent, Issuing Bank and each Lender and all of the directors, officers, employees, attorneys and agents of Agent, Issuing Bank and each Lender and all affiliates of such Persons, from any and all claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.

15.           Waiver of Jury Trial.  BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[Balance of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:

Resource America, Inc.

By:           /s/ Thomas C. Elliott
Name:           Thomas C. Elliott
Title:              Senior Vice President and Chief Financial
                     Officer

JOINING GUARANTORS:

Resource Income Advisors, Inc.

By:           /s/ Thomas C. Elliott
Name:           Thomas C. Elliott
Title:              Senior Vice President and Chief Financial
                     Officer

Torsion Capital, LLC

By:           /s/ Thomas C. Elliott
Name:           Thomas C. Elliott
Title:              Chief Financial Officer

Torsion Advisors, LLC

By:           /s/ Thomas C. Elliott
Name:           Thomas C. Elliott
Title:              Senior Vice President and Chief Financial
                     Officer

Parkwin Services, LLC

By:           /s/ Steven R. Saltzman
Name:           Steven R. Saltzman
Title:              Vice President and Treasurer

AGENT:

TD BANK, N.A.

By:           /s/ Eric C. Tweer
Name:           Eric C. Tweer
Title:              Vice President

LENDER:

TD BANK, N.A., as Lender

By:           /s/ Eric C. Tweer
Name:           Eric C. Tweer
Title:              Vice President

AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

By:           /s/ Thomas C. Elliott
          Name:  Thomas C. Elliott
          Title:     Chief Financial Officer

Ischus Capital Management, LLC

By:           /s/ Thomas C. Elliott
          Name:  Thomas C. Elliott
          Title:     Chief Financial Officer

RAI Ventures, Inc.

By:           /s/ Thomas C. Elliott
          Name:  Thomas C. Elliott
          Title:     Senior Vice President

RCP Financial, LLC

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Capital Manager, Inc.

By:           /s/ Thomas C. Elliott
               Name:  Thomas C. Elliott
               Title:     Senior Vice President

Resource Capital Investor, Inc.

By:           /s/ Thomas C. Elliott
          Name:  Thomas C. Elliott
          Title:     Chief Financial Officer

Resource Capital Partners, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     Senior Vice President

Resource Financial Institutions Group,  Inc.

By:           /s/ Thomas C. Elliott
          Name:  Thomas C. Elliott
          Title:     Vice President and Chief
                       Financial Officer

Resource Financial Fund Management, Inc.

By:           /s/ Thomas C. Elliott
          Name:  Thomas C. Elliott
          Title:     Senior Vice President and Chief
                       Financial Officer

Resource Housing Investors I, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Housing Investors II, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Housing Investors III, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Housing Investors IV, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Leasing, Inc.

By:           /s/ Thomas C. Elliott
                Name:  Thomas C. Elliott
                Title:    Treasurer

Resource Programs, Inc.

By:          /s/ Thomas C. Elliott
               Name:  Thomas C. Elliott
               Title:     Senior Vice President and Treasurer

Resource Properties XVII, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Properties XXV, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Properties XXVI, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Properties XXX, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Properties XXXI, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     President

Resource Properties XLVII, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:    President

Resource Real Estate, Inc.

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     Chief Executive Officer

Resource Real Estate Funding, Inc.

By:           /s/ Thomas C. Elliott
                Name:  Thomas C. Elliott
                Title:     Senior Vice President

Resource Real Estate Holdings, Inc.

By:           /s/ Thomas C. Elliott
                Name:  Thomas C. Elliott
                Title:     Senior Vice President

Resource Real Estate Management, LLC

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     Chief Executive Officer

RRE1 Duraleigh Member, LLC

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     Senior Vice President

RRE2 Duraleigh Member, LLC

By:           /s/ Alan F. Feldman
                Name:  Alan F. Feldman
                Title:     Senior Vice President

RRE Avalon Member, LLC

By:          /s/ Alan F. Feldman
               Name:  Alan F. Feldman
               Title:     Senior Vice President

Resource Capital Partners II, LLC

By:           Resource Real Estate, Inc.

          By:          /s/ Alan F. Feldman
                                Name:  Alan F. Feldman
                                          Title:     Chief Execitove Officer

RRE Leaseco, LLC

By:          /s/ Alan F. Feldman
               Name:  Alan F. Feldman
               Title:    Senior Vice President

Resource Capital Markets, Inc.

By:          /s/ Thomas C. Elliott
                Name:  Thomas C. Elliott
                Title:     Chief Financial Officer

RRE D2R2 2007-1, LLC

By: Resource Real Estate, Inc., its sole member

          By:          /s/ Alan F. Feldman
                                Name:  Alan F. Feldman
                                          Title:     Chief Execitove Officer

RRE Investor, LLC
By: Resource Capital Partners II, LLC, its sole
 member

By: Resource Real Estate, Inc., its sole
 member

          By:          /s/ Alan F. Feldman
                                Name:  Alan F. Feldman
                                          Title:     Chief Execitove Officer

Resource Real Estate Management, Inc.

By:          /s/ Steven Saltzman
                Name:  Steven Saltzan
                Title:     Chief Financial Officer

Resource Real Estate OpportunityAdvisor, LLC

By:          /s/ Alan F. Feldman
               Name:  Alan F. Feldman
               Title:    Chief Executive Officer

Walnut Street Investments, LLC

By:          /s/ Alan F. Feldman
               Name:  Alan F. Feldman
               Title:    Chief Executive Officer

Apidos Partners, Inc.

By:          /s/ Oscar Anderson
               Name:  Oscar Anderson
               Title:    Managing Director

Resource Real Estate Opportunity
Manager, LLC

By:          /s/ Steven Saltzman
                Name:  Steven Saltzan
                Title:     Chief Financial Officer and
                                      Senior Vice President

SCHEDULE A

See Attached

SCHEDULE C

LIST OF SUBSIDIARIES NOT GUARANTYING

1.	Resource Securities, Inc., F/K/A Chadwick Securities, Inc.
2.	Resource Europe Management Limited
3.	Resource RSI Phase I, LLC
4.	Resource RSI Phase II, LLC
5.	RCP Nittany Pointe Manager, Inc.
6.	RCP Fountains GP, Inc.
7.	RCP Avalon Manager, Inc.
8.	RCP Falls at Duraleigh Manager, Inc.
9.	RCP Sage Canyon Manager, Inc.
10.	RCP Cuestas Manager, Inc.
11.	RCP Holdco I Manager, Inc.
12.	RCP Reserves Manager, Inc.
13.	RCP Foxglove Manager, Inc.
14.	RCP Santa Fe Manager, Inc.
15.	RCP Regents Center Manager, Inc.
16.	RCP Highland Lodge Manager, Inc.
17.	RCP Grove Manager, LLC
18.	RCP Howell Bridge Manager, Inc.
19.	RCP Heritage Lake Manager, LLC
20.	RCP Westchase Wyndham Manager, LLC
21.	RCP Pear Tree Manager, LLC
22.	RCP Wind Tree Manager, LLC
23.	RCP Chenal Brightwaters Manager, LLC
24.	Resource Asset Management, LLC
25.	LEAF Asset Management, LLC
26.	LEAF Commercial Finance Income Fund I, LP
27.	LEAF Commercial Finance Income Fund II, LP
28.	FLI Holdings, Inc.
29.	LEAF Financial Corporation
30.	LEAF Commercial Finance Co, LLC
31.	LEAF Funding, Inc.
32.	Resource Capital Funding II, LLC
33.	LEAF Ventures, LLC
34.	Merit Capital Manager, LLC
35.	Merit Capital Advance, LLC
36.	LEAF Capital Management, Inc.
37.	LEAF Capital Management, Inc.
38.	Resource Commercial Mortgages, Inc.
39.	RCP Magnolia Manager, LLC
40.	RCP West Wind Manager, LLC
41.	RCP Ryan’s Crossing Manager, LLC
42.	RCP Memorial Towers Manager, LLC
43.	RCP Villas Manager, LLC

44.	RCP Coach Lantern Manager, LLC
45.	RCP Foxcroft Manager, LLC
46.	RCP Tamarlane Manager, LLC
47.	RCP Park Hill Manager, LLC
48.	RCP Bent Oaks Manager, LLC
49.	RCP Cape Cod Manager, LLC
50.	RCP Woodland Hills Manager, LLC
51.	RCP Woodland Village Manager, LLC
52.	RCP Woodhollow Manager, LLC
53.	Merit Processing, LLC
54.	LEAF Ventures II, LLC
55.	Prompt Payment, LLC
56.	LEAF Commercial Finance Fund, LLC
57.	RRE Oak Park Leaseco, LLC
58.	Apidos Select Corporate Credit Fund GP, LLC
59.	RRE VIP Borrower, LLC
60.	RRE VIP International Village, LLC
61.	RRE VIP Regency Park, LLC
62.	RRE Wyndridge Holdings, LLC
63.	RCP Wyndridge Manager, LLC
64.	RRE Mill Creek Holdings, LLC
65.	RCP Mill Creek Manager, LLC
66.	RRE VIP Pinnacle at Brownsboro, LLC
67.	RRE VIP Highline Club, LLC
68.	RRE VIP Bingham, LLC
69.	RRE VIP Northside Village, LLC
70.	RRE VIP Parkway Terrace, LLC
71.	RRE VIP Wingate, LLC
72.	RRE VIP Birch Sycamore, LLC
73.	Highland Lodge Holdings, LLC
74.	RRE Highland Lodge Manager, Inc.
75.	RSI I Manager, Inc.
76.	RSI II Manager, Inc.

SCHEDULE D

LEGACY ENTITIES

1.	Resource Properties XVII, Inc.
2.	Resource Properties XXV, Inc.
3.	Resource Properties XXVI, Inc.
4.	Resource Properties XXX, Inc.
5.	Resource Properties XXXI, Inc.
6.	Resource Properties XLVII, Inc.

SCHEDULE G

ENTITIES TO BE DISSOLVED

1.	RRE VIP Participant, LLC

SCHEDULE 5.1

States of Qualifications

	Entity Name	State(s) of Qualification
1.	Resource America, Inc.	DE, PA
2.	Apidos Capital Management, LLC	DE, NY
3.	Apidos Partners, Inc.	DE
4.	Ischus Capital Management, LLC	DE, NY
5.	Parkwin Services, LLC	DE, MD, DC, IN
6.	RAI Ventures, Inc.	DE
7.	RCP Financial, LLC	PA
8.	Resource Capital Manager, Inc.	DE, NY
9.	Resource Capital Investor, Inc.	DE
10.	Resource Capital Partners, Inc.	DE, PA, CO
11.	Resource Financial Institutions Group, Inc.	DE
12.	Resource Financial Fund Management, Inc.	DE
13.	Resource Housing Investors I, Inc.	DE
14.	Resource Housing Investors II, Inc.	DE
15.	Resource Housing Investors III, Inc.	DE
16.	Resource Housing Investors IV, Inc.	DE
17.	Resource Income Advisors, Inc.	DE
18.	Resource Leasing, Inc.	DE
19.	Resource Programs, Inc.	DE, PA, NY
20.	Resource Properties XVII, Inc.	DE
21.	Resource Properties XXV, Inc.	DE
22.	Resource Properties XXVI, Inc.	DE
23.	Resource Properties XXX, Inc.	DE
24.	Resource Properties XXXI, Inc.	DE
25.	Resource Properties XLVII, Inc.	DE
26.	Resource Real Estate, Inc.	DE
27.	Resource Real Estate Funding, Inc.	DE, PA, CA
28.	Resource Real Estate Holdings, Inc.	DE, PA
29.	Resource Real Estate Management, LLC	DE
30.	Resource Real Estate Opportunity Advisor, LLC	DE
31.	Resource Real Estate Opportunity Manager, LLC	DE
32.	RRE1 Duraleigh Member, LLC	DE
33.	RRE2 Duraleigh Member, LLC	DE
34.	RRE Avalon Member, LLC	DE
35.	Resource Real Estate Management, Inc.	DE, CA, OH, PA, CT
36.	RRE Leaseco, LLC	DE
37.	RRE Investor, LLC	DE
38.	Resource Capital Partners II, LLC	DE
39.	Resource Capital Markets, Inc.	DE
40.	RRE D2R2 2007-1, LLC	DE
41.	Torsion Advisors, LLC	DE
42.	Torsion Capital, LLC	DE
43.	Walnut Street Investments, LLC	DE

SCHEDULE 5.7

Federal Tax Id. and State ID No.

Entity Name	EIN	State Id No.

Resource America, Inc.	72-0654145	636908
Apidos Capital Management, LLC	59-3794454	3911350
Apidos Partners, Inc.	27-4899935	4938527
Ischus Capital Management, LLC	42-1629547	3795325
Parkwin Services, LLC	45-0707333	4956185
RAI Ventures, Inc.	23-3052654	3270521
RCP Financial, LLC	04-3837567	568031
Resource Capital Manager, Inc.	20-2287162	3919391
Resource Capital Investor, Inc.	20-2393947	3931224
Resource Capital Partners, Inc.	13-4214163	3562036
Resource Financial Institutions Group, Inc.	20-2593874	3929004
Resource Financial Fund Management, Inc.	04-3686974	3530885
Resource Housing Investors I, Inc.	23-2916186	2713100
Resource Housing Investors II, Inc.	23-2916188	2713232
Resource Housing Investors III, Inc.	23-2916190	2713037
Resource Housing Investors IV, Inc.	23-2916191	2713230
Resource Income Advisors, Inc.	45-1167549	4956941
Resource Leasing, Inc.	51-0367697	2518557
Resource Programs, Inc.	23-2544941	2171187
Resource Properties XVII, Inc.	23-2836316	2489294
Resource Properties XXV, Inc.	51-0374877	2629014
Resource Properties XXVI, Inc.	52-2005749	2678319
Resource Properties XXX, Inc.	51-0374880	2629018
Resource Properties XXXI, Inc.	51-0374880	2629018
Resource Properties XLI, Inc.	23-2929392	2804989
Resource Properties XLVII, Inc.	23-2972692	2864483
Resource Real Estate, Inc.	20-1093394	3799469
Resource Real Estate Funding, Inc.	20-4326931	4109391
Resource Real Estate Holdings, Inc.	65-1173932	3624814
Resource Real Estate Management, LLC	22-3914452	3976137
Resource Real Estate Opportunity Advisor, LLC	27-0332311	4696255
Resource Real Estate Opportunity Manager, LLC	27-0332473	4696257
RRE1 Duraleigh Member, LLC	52-2448330	3900088
RRE2 Duraleigh Member, LLC	52-2448325	3900089
RRE Avalon Member, LLC	20-2081491	3906054
Resource Real Estate Management, Inc.	22-3914452	4404764
RRE Leaseco, LLC	64-0960020	4346241
RRE Investor, LLC	27-0148773	4685839
Resource Capital Partners II, LLC	26-3419877	4604475
Resource Capital Markets, Inc.	26-2740281	4428599
RRE D2R2 2007-1, LLC	45-0573586	4428599
Torsion Advisors, LLC	45-3727806	5056141
Torsion Capital, LLC	45-3727472	5037586
Walnut Street Investments, LLC	30-0665750	4942797

SCHEDULE 5.10(a)

Existing Guaranties, Investments and Borrowings
GUARANTEES:
None

INVESTMENTS:                                                                                                           Balance at 12/31/11
Investments in real estate, net                                                                                          $    19,099,900.82
Investment Securities, at fair value:                                                                                  $    17,330,028.74
Investment in Unconsolidated Entities:                                                                              $    13,196,973.98

INTERCOMPANY BORROWINGS:

Lender	Borrower	Balance at 12/31/11
Resource Programs	RAI Corporate	$24,311,181.25
RAI Corporate	Real Estate	18,347,647.05
Resource Capital Partners, Inc.	RAI Corporate	43,873,395.35
Resource Real Estate Funding	RAI Corporate	233,169.95
Resource Real Estate Management, Inc.	RAI Corporate	1,000.00
Resource Leasing	RAI Corporate	35,732,412.36
RAI Corporate	LEAF Financial Corp	50,821,511.41
RAI Corporate	Flih	17,946,115.76
Resource Financial Fund Mgt.	RAI Corporate	30,395,913.78
RAI Corporate	Apidos	44,581,493.12
RAI Corporate	Apidos Select Corporate Credit Fund	360,663.00
RAI Corporate	Apidos Partners	24,742.00
RAI Corporate	Ischus	27,914,769.06
RAI Corporate	RFIG	5,113,343.60
RAI Corporate	Resource Capital Manager, Inc.	2,086,352.97
Resource Capital Investor	RAI Corporate	4,041,213.38
RAI Corporate	Trapeza	24,183.29
RAI Corporate	Resource Asset Management, Inc (RAMI)	623,546.25
RAI Corporate	RAI Ventures	3,832,771.24
RAI Corporate	Resource Securities, Inc.	1,110,712.50
RAI Corporate	Resource Europe	420,724.51
RAI Corporate	Resource Capital Markets, Inc.	2,451,901.89
Resource Real Estate	Resource Programs	41,416,593.38
Resource Real Estate Funding	Resource Capital Manager	4,971,608.24
LEAF Financial	Resource Financial Fund Mgt.	77,769.69
Resource Capital Markets	Resource Securities, Inc.	123,929.56
Resource Capital Partners, Inc.	Resource Securities, Inc.	134,466.07
Resource Europe	Resource Securities, Inc.	86,881.47
Resource Europe	Resource Capital Markets, Inc.	144,648.88
RRE Opportunity Advisor, LLC	Resource Securities, Inc.	156,811.36
RRE Opportunity Advisor, LLC	RAI Corporate	2,884.92

Lender	Borrower	Balance at 12/31/11
Resource Capital Markets	Resource Financial Fund Management	1,752,398.68
Resource Capital Markets	Resource Capital Manager, Inc.	109,394.75

SCHEDULE 5.10(a) continued

Existing Guaranties, Investments and Borrowings

		BALANCE AT
LENDER	BORROWER	12/31/11
Senior Notes	Resource America, Inc.	$10,000,000
Resource Capital Corp.	Resource Capital Partners, Inc.	1,677,432
Cantor Commercial Real Estate Lending, L.P.	Resource RSI Phase I & II, LLC	10,659,770
CIT	Resource America, Inc.	486,510
First Insurance Funding	Resource America, Inc.	344,528
		23,168,240
TD Bank, N.A.	Resource America, Inc. line of credit	5,303,218
Total borrowings per balance sheet at 12/31/11		$28,471,458

Section 5.11(c)(ii)

The Resource America, Inc. Employee Stock Ownership Plan (“ESOP”)
In December 2008, the Company filed an application under the voluntary correction program ("VCP") with the Internal Revenue Service (“IRS”) in order to correct certain compliance errors that were made with respect to the ESOP.  The Company has finalized the corrections required under the VCP compliance statement.  Furthermore, the Department of Labor (“DOL”) closed its audits of the ESOP and the Resource America, Inc. Investment Savings Plan (“401(k) Plan”) for the plan years from 2005 to 2009 without any significant changes or corrections required. The Company has decided to terminate the ESOP and, in connection with this termination, has filed for a final determination letter with the IRS.  After receipt of this final determination letter (which the Company anticipates will be received in fiscal 2012), the Company then plans to distribute the available plan assets to participants and liquidate the ESOP trust.

The Resource America, Inc. Investment Savings Plan (“401k”)
In May 2010, the Company discovered errors in the calculation of the employer match and the calculation of the vested percentages for some employees and has paid the corrections to the Plan.  In January 2011, the Company filed for approval of the corrections under the VCP.

SCHEDULE 5.14(a)

Other Associations

Resource Financial Fund Management holds a Limited Partnership interest in each of the partnerships below:

Entity	Percentage of Limited Partnership Interest Owned
Trapeza Partners III L.P.	6.10%
Trapeza Partners IV L.P.	5.04%
Trapeza Partners V L.P.	13.25%
Compass Island Partners, L.P.	10.00%
Compass Island Partners A, L.P.	10.00%
Cradle Cove Partners, L.P.	10.66%
Cradle Cove Partners II, L.P.	5.78%
Cradle Cove Investment Opportunities Fund, L.P.	5.72%
Apidos Select Corporate Credit Fund, L.P.	2.59%

SCHEDULE 5.14(b)

Sponsored CDO Offerings and Structured Finance Investments

Direct Investments in CDOs	Total $ CDO Equity	RFFM $ Share of Equity
Trapeza IX	23,000,000	1,000,000
Trapeza XII	5,000,000	950,000
Trapeza XIII	30,000,000	2,500,000
Ischus I (RFFM)	17,000,000	500,000
Ischus HG COLL 2007-1	15,800,000	1,000,000
Ischus Mezz III	23,000,000	2,000,000
Ischus Synthetic II	36,000,000	3,000,000
Apidos II	32,000,000	2,000,000
Apidos IV	27,000,000	1,000,000
Apidos Quattro	25,500,000	1,000,000
Total Direct Equity Investments in CDOs	254,300,000	14,950,000

Investment in CDOs Through Trapeza Partnership	Total Partnership Capital Allocated to CDO	RFFM Share of Partnership Cap	% Owned
Trapeza III	18,032,100	1,100,000	6.10
Trapeza IV	7,542,600	380,000	5.04
Trapeza V	8,300,100	1,100,000	13.25
Total Investments in CDOs	33,874,800	2,580,000	7.62

SCHEDULE 5.17

Capital Stock or Units

RESOURCE AMERICA	Authorized Shares / Units / % Interests	Shares / Units / % Interests Issued

Preferred Stock	1,000,000	0
Common Stock	49,000,000	19,647,622
Apidos Capital Management, LLC	100%	100%
Ischus Capital Management, LLC	100%	100%
RAI Ventures, Inc.	1,000	100
RCP Financial, LLC	100%	100%
Resource Capital Manager, Inc.	1,000	1,000
Resource Capital Investor, Inc.	1,000	1,000
Resource Capital Partners, Inc.	1,000	100
Resource Financial Institutions Group, Inc.	1,000	1,000
Resource Financial Fund Management, Inc.	1,000	100
Resource Housing Investors I, Inc.	1,000	100
Resource Housing Investors II, Inc.	1,000	100
Resource Housing Investors III, Inc.	1,000	100
Resource Housing Investors IV, Inc.	1,000	100
Resource Leasing, Inc.	1,000	100
Resource Programs, Inc.	100	100
Resource Properties XVII, Inc.	1,000	100
Resource Properties XXV, Inc.	1,000	100
Resource Properties XXVI, Inc.	1,000	100
Resource Properties XXX, Inc.	1,000	100
Resource Properties XXXI, Inc.	1,000	100
Resource Properties XLVII, Inc.	1,000	100
Resource Real Estate, Inc.	1,000	100
Resource Real Estate Funding, Inc.	1,000	1,000
Resource Real Estate Holdings, Inc.	1,000	100
Resource Real Estate Management, LLC	100%	100%
RRE1 Duraleigh Member, LLC	100%	100%
RRE2 Duraleigh Member, LLC	100%	100%
RRE Avalon Member, LLC	100%	100%
Resource Capital Partners II, LLC	100%	100%
RRE Leaseco, LLC	100%	100%
Resource Capital Markets, Inc.	1,000	1,000
RRE D2R2 2007-1, LLC	100%	100%
RRE Investor, LLC	100%	100%
Resource Real Estate Management, Inc.	1,000	1,000
Resource Securities, Inc., F/K/A Chadwick Securities, Inc.	1,000	1,000
Resource Europe Management Limited	1	1
Resource RSI Phase I, LLC	100%	100%
Resource RSI Phase II, LLC	100%	100%
RCP Nittany Pointe Manager, Inc.	1,000	100
RCP Fountains GP, Inc.	1,000	100
RCP Avalon Manager, Inc.	1,000	1,000
RCP Falls at Duraleigh Manager, Inc.	1,000	1,000
RCP Sage Canyon Manager, Inc.	1,000	1,000
RCP Cuestas Manager, Inc.	1,000	1,000
RCP Holdco I Manager, Inc.	1,000	1,000
RCP Reserves Manager, Inc.	1,000	1,000
RCP Foxglove Manager, Inc.	1,000	1,000
RCP Santa Fe Manager, Inc.	1,000	1,000
RCP Regents Center Manager, Inc.	1,000	1,000
RCP Highland Lodge Manager, Inc.	1,000	1,000

RCP Grove Manager, LLC	100%	100%
RCP Howell Bridge Manager, Inc.	1,000	1,000
RCP Heritage Lake Manager, LLC	100%	100%
RCP Westchase Wyndham Manager, LLC	100%	100%
RCP Pear Tree Manager, LLC	100%	100%
RCP Wind Tree Manager, LLC	100%	100%
RCP Chenal Brightwaters Manager, LLC	100%	100%
Resource Asset Management, LLC	30,000,000	22,500,000
LEAF Asset Management, LLC	100%	100%
FLI Holdings, Inc.	1,000	100
LEAF Financial Corporation	10,000,000	8,500,000
LEAF Funding, Inc.	1,000	1,000
Resource Capital Funding II, LLC	100%	100%
LEAF Ventures, LLC	100%	100%
Merit Capital Manager, LLC	100%	100%
Merit Capital Advance, LLC	100%	100%
Resource Commercial Mortgages, Inc.	1,000	100
RCP Magnolia Manager, LLC	100%	100%
RCP West Wind Manager, LLC	100%	100%
RCP Ryan’s Crossing Manager, LLC	100%	100%
RCP Memorial Towers Manager, LLC	100%	100%
RCP Villas Manager, LLC	100%	100%
RCP Coach Lantern Manager, LLC	100%	100%
RCP Foxcroft Manager, LLC	100%	100%
RCP Tamarlane Manager, LLC	100%	100%
RCP Park Hill Manager, LLC	100%	100%
RCP Bent Oaks Manager, LLC	100%	100%
RCP Cape Cod Manager, LLC	100%	100%
RCP Woodland Hills Manager, LLC	100%	100%
RCP Woodhollow Manager, LLC	100%	100%
Merit Processing, LLC	100%	100%
LEAF Ventures II, LLC	100%	100%
Prompt Payment, LLC	100%	100%
LEAF Commercial Finance Fund, LLC	100%	100%
RRE Oak Park Leaseco, LLC	100%	100%
Apidos Select Corporate Credit Fund GP, LLC	100%	100%
RRE Wyndridge Holdings, LLC	100%	100%
RCP Wyndridge Manager, LLC	100%	100%
RRE Mill Creek Holdings, LLC	100%	100%
RCP Mill Creek Manager, LLC	100%	100%
Resource Income Advisors, Inc.	1,000	1,000
Torsion Capital, LLC	1,000	1,000
Torsion Advisors, LLC	1,000	1,000
Parkwin Services, LLC	100%	100%
Resource Real Estate Opportunity Advisors, LLC	100%	100%
Walnut Street Investments, LLC	100%	100%
Apidos Partners, Inc.	1,000	1,000
Resource Real Estate Opportunity Manager, LLC	100%	100%

SCHEDULE 7.4(a)

Affiliate Transactions

Receivables and Payables with Related Parties

	December 31,	September 30,
	2011	2011
Receivables from managed entities and related parties, net:
Commercial finance investment partnerships	$27,765	$29,725
Real estate investment partnerships	20,182	19,796
Financial fund management investment entities	2,725	2,652
RCC	3,416	2,539
LEAF	101	−
Other	159	103
Receivables from managed entities and related parties	$54,348	$54,815

Payables due to managed entities and related parties, net:
Real estate investment entities	$241	$1,010
RCC	34	222
Payables to managed entities and related parties	$275	$1,232

SCHEDULE 7.4(a)

Fees and Expenses Reimbursements With Related Parties

	Three Months Ended
	December 31,
	2011		2010
Fees from unconsolidated investment entities:
Real Estate		$3,768		$3,060
Financial Fund Management		$850		$1,594
Commercial finance	$	−	$	−
RCC:
Management, incentive and servicing fees		$3,830		$3,910
Reimbursement of costs and expenses		$705		$468
Dividends		$631		$611
Resource Real Estate Opportunity REIT, Inc.. − reimbursement of costs and expenses		$105		$443
Atlas Energy − reimbursement of net costs and expenses		$169		$190
LEAF:
Reimbursement of net costs and expenses		$60	$	−
Payment for rent and related costs		$(120)	$	−
Payment for sub-servicing the lease investment partnerships		$(405)	$	−
1845 Walnut Associates Ltd - payment of rent and operating expenses		$(106)		$(161)
Ledgewood P.C. – payment for legal services		$(155)		$(41)
Graphic Images, LLC – payment for printing services		$(8)		$(5)
9 Henmar LLC – payment of broker/consulting fees		$(18)		$(21)
The Bancorp, Inc. − reimbursement of costs and expenses		$45	$	−

EXHIBIT A

Schedule I to Subsidiary Collateral Pledge Agreement

(See Attached)

SCHEDULE I

Collateral

The following Collateral is hereby pledged by each respective Pledgor to Secured Party pursuant to the Collateral Pledge Agreement to which this Schedule is attached:

A.           Pledged Capital Stock

Name of Corporation	State of Inc.	Class of Stock	Certificate No.	Number of Shares	Pledgor
Resource Capital Corp.	MD	Common	CUSIP 76120W203 76120W906	100,000 11,349	Resource Capital Manager, Inc.
Resource Capital Corp.	MD	Common	RCC-284 RCC-296 RCC-297 RCC-359 RCC-363 RCC-383 RCC-497 RCC-632 RCC-615 RCC-690 RCC-728 RCC-736 RCC-743 RCC-769 RCC-771 RCC-775	5,738 2,086 6,252 9,960 11,349 26,194 17,839 42,239 26,097 143,334 73,815 124,688 53,490 4,482 29,808 45,938	Resource Capital Manager, Inc.
Resource Capital Corp.	MD	Common	CUSIP 7612W203	900,000	Resource Capital Investor, Inc.
Resource Capital Corp.	MD	Common		200,000	Resource Capital Investor, Inc.
Resource Capital Manager, Inc.	DE	Common	1	1,000	Resource Financial Fund Management, Inc.
Resource Financial Institutions Group, Inc.	DE	Common	1	1,000	Resource Financial Fund Management, Inc.
Resource Real Estate Funding, Inc.	DE	Common	1	1,000	Resource Real Estate, Inc.
Resource Capital Partners, Inc.	DE	Common	3	100	Resource Real Estate, Inc.
Resource Real Estate, Inc.	DE	Common	1	1,000	Resource Real Estate Holdings, Inc.
Resource Real Estate Management, Inc.	DE	Common	1	1,000	Resource Capital Partners, Inc.
Resource Capital Markets, Inc.	DE	Common	1	1,000	RAI Ventures, Inc.

B.           Pledged Partnership Interests

Name of Partnership	Type of Partnership	Partnership Interests Pledged	Percentage of Pledged Units	Percentage of Total	Pledgor
Trapeza Partners L.P.	Limited	13,512,261	100%	50.8	Resource Financial Fund Management, Inc.
Trapeza Partners II L.P.	Limited	12,951,000	100%	33.5	Resource Financial Fund Management, Inc.
Trapeza Partners III L.P.	Limited	1,100,000	100%	6.10	Resource Financial Fund Management, Inc.
Trapeza Partners IV L.P.	Limited	380,000	100%	5.04	Resource Financial Fund Management, Inc.
Trapeza Partners V L.P.	Limited	1,100,000	100%	13.25	Resource Financial Fund Management, Inc.
Compass Island Partners, L.P.	Limited	1,743,472	100%	10.0	Resource Financial Fund Management, Inc.
Compass Island Partners A, L.P.	Limited	1,965,442	100%	10.0	Resource Financial Fund Management, Inc.
Cradle Cove Partners, L.P.	Limited	1,182,408	100%	10.7	Resource Financial Fund Management, Inc.
Cradle Cove Partners II, L.P.	Limited	737,315	100%	5.8	Resource Financial Fund Management, Inc.
Cradle Cove Investment Opportunities Fund, L.P.	Limited	214,400	100%	5.7	Resource Financial Fund Management, Inc.
Compass Island Investment Opportunities Fund A, L.P.	Limited	1,000	100%	0.1	Resource Financial Fund Management, Inc.
Compass Island Investment Opportunities Fund C, L.P.	Limited	1,000	100%	0.1	Resource Financial Fund Management, Inc.
RCP Partners, LP	Limited	0	100%	99.0	Resource Programs, Inc.
Resource Real Estate Investors, L.P.	Limited	95,138.89	100%	11.50	Resource Capital Partners, Inc.
Resource Real Estate Investors II, L.P.	Limited	92,264.21	100%	6.43	Resource Capital Partners, Inc.
Resource Real Estate Investors III, L.P.	Limited	186,375.90	100%	7.40	Resource Capital Partners, Inc.
Resource Real Estate Investors IV, L.P.	Limited	163,954.08	100%	5.53	Resource Capital Partners, Inc.
Resource Real Estate Investors V, L.P.	Limited	220,825.89	100%	6.28	Resource Capital Partners, Inc.
Resource Real Estate Investors 6, L.P.	Limited	204,678.36	100%	5.73	Resource Capital Partners, Inc.
Resource Real Estate Investors 7, L.P.	Limited	180,768.33	100%	5.53	Resource Capital Partners, Inc.
The Metropolitan Fund: Dover Pension Investors – 1986	Limited	7,000	100%	7.00	Resource Properties XXV, Inc.

C.           Pledged Membership Interests

Name of Limited Liability Company	State of Org.	Class of Membership Interests	Percentage Voting Interest	Percentage Economic Interest	Pledgor
Resource Real Estate Management, LLC	DE	Voting	100%	100%	Resource Capital Partners, Inc.
Apidos Capital Management, LLC	DE	Voting	100%	100%	Resource Financial Fund Management, Inc.
Ischus Capital Management, LLC	DE	Voting	100%	100%	Resource Financial Fund Management, Inc.
Trapeza Capital Management, LLC	DE	Voting	50%	50%	Resource Financial Fund Management, Inc.
Trapeza Funding, LLC	DE	Voting	50%	50%	Resource Financial Fund Management, Inc.
Trapeza Funding II, LLC	DE	Voting	50%	50%	Resource Financial Fund Management, Inc.
Trapeza Funding III, LLC	DE	Voting	50%	50%	Resource Financial Fund Management, Inc.
Trapeza Funding IV, LLC	DE	Voting	50%	50%	Resource Financial Fund Management, Inc.
Trapeza Funding V, LLC	DE	Voting	50%	50%	Resource Financial Fund Management, Inc.
Trapeza TPS, LLC	DE	Voting	50%	50%	Resource Financial Fund Management, Inc.
Trapeza Management Group, LLC	DE	Voting	33.3%	33.3%	Resource Financial Fund Management, Inc.
RCP Financial LLC	PA	Voting	100%	100%	Resource Programs, Inc.
RRE Leaseco, LLC	DE	Voting	100%	100%	Resource Real Estate, Inc.
Walnut Street Investments, LLC	DE	Voting	100%	100%	Resource Capital Partners II, LLC
Resource Capital Partners II, LLC	DE	Voting	100%	100%	Resource Real Estate, Inc.
RRE Investor, LLC	DE	Voting	100%	100%	Resource Capital Partners II, LLC
RRE D2R2 2007-1, LLC	DE	Voting	100%	100%	Resource Real Estate, Inc.
RRE HUD MF 2007, LLC	DE	Voting	50%	5%	RRE D2R2 2007-1, LLC
Resource Real Estate Opportunity Advisor, LLC	DE	Voting	100%	100%	Resource Real Estate, Inc.
Resource Real Estate Opportunity Manager, LLC	DE	Voting	100%	100%	Resource Real Estate, Inc.

D.           Other Pledged Equity Interests

Name of LLC	State of Org.	Interest	Certificate / Note Number	Dollar Amount / Preferred Shares	Pledgor
Trapeza CDO IX, Ltd.	Cayman Islands	Sub Notes	R-l	$1,000,000	Resource Financial Fund Management, Inc.
Trapeza CDO X, Ltd.	Cayman Islands	Sub Notes	R-29	$2,500,000	Resource Financial Fund Management, Inc.
Trapeza CDO XII, Ltd.	Cayman Islands	Sub Notes	R-3	$950,000	Resource Financial Fund Management, Inc.
Trapeza CDO XIII, Ltd.	Cayman Islands	Sub Notes	R-2	$2,500,000	Resource Financial Fund Management, Inc.
Ischus CDO I Ltd.	Cayman Islands	Preference Shares	R-4	500 Preference Shares	Resource Financial Fund Management, Inc.
Ischus High Grade Funding I Ltd.	Cayman Islands	Preference Shares	R-1	3,150 Preference Shares	Resource Financial Fund Management, Inc.
Ischus Mezzanine CDO III, Ltd.	Cayman Islands	Preference Shares	C-l	2,000 Preference Shares	Resource Financial Fund Management, Inc.
Ischus Synthetic ABS CDO 2006-2 Ltd.	Cayman Islands	Preference Shares	004	3,000,000 Preference Shares	Resource Financial Fund Management, Inc.
Apidos CDO II	Cayman Islands	Sub Notes	DTC	$2,000,000	Resource Financial Fund Management, Inc.
Apidos CDO IV	Cayman Islands	Sub Notes	C-l	$1,000,000	Resource Financial Fund Management, Inc.
Apidos Quattro CDO	Cayman Islands	Sub Notes	C-l	$1,000,000	Resource Financial Fund Management, Inc.
Ischus Mezzanine CDO IV, Ltd.	Cayman Islands	Sub Notes	C-l	$1,800,000	Resource Financial Fund Management, Inc.
HG-COLL 2007-1 Ltd.	Cayman Islands	Preference Shares	004	1,000,000 Preference Shares	Resource Financial Fund Management, Inc.

EXHIBIT B

See Attached

PARTIAL RELEASE

THIS PARTIAL RELEASE (this “Partial Release”), dated as of ___________, 2012, is among Resource America, Inc., a Delaware corporation (“Borrower”), Apidos Capital Management, LLC, a Delaware limited liability company (“Apidos”), and TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”) for each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (each such financial institution, individually a “Lender” and collectively all “Lenders”).

RECITALS

           WHEREAS, pursuant to the terms of a certain Amended and Restated Loan and Security Agreement dated as of March 10, 2011 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders initially made available to Borrower, inter alia, a revolving line of credit and term loan.  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

WHEREAS, pursuant to the Loan Agreement, Apidos delivered to Agent various security and collateral documents, including, without limitation: (i) the Surety and Guaranty Agreement made by Subsidiary Guarantors in favor of Agent, and (ii) the Guarantor Security Agreement made by Subsidiary Guarantors in favor of Agent, each as amended, restated, extended, supplemented or otherwise modified in writing from time to time.

WHEREAS, pursuant to that certain Sale and Purchase Agreement dated December 29, 2011 (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “SPA”) between Borrower and CVC Capital Partners SICAV-FIS S.A., Borrower has agreed to the sale of 100% of the common Capital Stock of Apidos.

NOW THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Release of Guaranties and other Obligations.  Subject to the closing of the transactions contemplated by the SPA, Agent, for itself and on behalf of Lenders, pursuant to Section 9.10 of the Loan Agreement hereby fully and forever releases and discharges, without recourse (provided, without recourse shall not be construed as limiting Borrower’s rights under Section 4 below) or warranty, (a) any and all Liens granted to or held by Agent and Lenders under any Loan Document encumbering (i) any property owned by Apidos or (ii) the Capital Stock of Apidos, and (b) Apidos from any and all obligations under any Loan Document.

2.           Authority to File.  Agent hereby authorizes Borrower and/or Apidos to file the UCC-3 termination statements for the financing statements set forth on Exhibit A hereto.

3.           Representations and Warranties.  Borrower represents and warrants to Agent, Issuing Bank and Lenders that:

a.	No Default. No Default or Event of Default exists.

b.
SPA.  Borrower has delivered to Agent true and correct copies of the SPA and all amendments or modifications thereto and the SPA constitutes the valid binding and enforceable obligation of the parties thereto.

4.           Further Assurances.  Agent agrees, at the expense of Borrower, to take any further action and deliver (in form and substance reasonably acceptable to Agent) any further releases, powers, instruments and other documents as may be commercially reasonably requested by Borrower and/or Apidosfor the purpose of effecting or confirming (i) the termination, release and discharge of the Liens and obligations described in Section 1 and (ii) the termination of the financing statements described in Section 2.

5.           Governing Law.  THIS PARTIAL RELEASE, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

           IN WITNESS WHEREOF, the parties have caused this Partial Release to be duly executed effective as of the day and year first above written.

AGENT:

TD BANK, N.A.

By:
Name:      Eric C. Tweer
Title:         Vice President

BORROWER:

Resource America, Inc.

By:
Name:      Thomas C. Elliott
Title:         Senior Vice President and Chief Financial
                Officer

APIDOS:

Apidos Capital Management, LLC

By:                                  ____________
Name:      Thomas C. Elliott
Title:         Chief Financial Officer